Other Asset	12 Months Ended
Dec. 31, 2023
Other Asset [Abstract]
OTHER ASSET

NOTE 8– OTHER ASSET

At December 31, 2023 and 2022, other asset consisted of the following:

	December 31,	December 31,
	2023	2022
Art pieces	$4,843,393	$4,849,175
Less: impairment	(4,843,393)	-
	$-	$4,849,175

The Company determined that an impairment charge was necessary to impair off the value of all art pieces held by the company. This decision was based on a comprehensive evaluation of market conditions, the liquidity of the art assets, and the alignment of these holdings with the company's goals. After considering various factors, including the current market value of these assets, future projections, and the Company's operational focus, it was concluded that retaining these art pieces no longer provided financial value. As a result, an impairment was recognized to reflect the fair value of the assets as of the reporting date.